                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1999 - A


                         MONTHLY SERVICER'S CERTIFICATE


         Accounting Date:                                     November 30, 2001
                                                     ---------------------------
         Determination Date:                                   December 7, 2001
                                                     ---------------------------
         Distribution Date:                                   December 17, 2001
                                                     ---------------------------
         Monthly Period Ending:                               November 30, 2001
                                                     ---------------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1999, among Arcadia Automobile Receivables Trust, 1999-A (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.       Collection Account Summary

         Available Funds:

                           Payments Received                                                 $8,673,421.47
                           Liquidation Proceeds (excluding Purchase Amounts)                   $622,654.39
                           Current Monthly Advances                                             188,937.12
                           Amount of withdrawal, if any, from the Spread Account                     $0.00
                           Monthly Advance Recoveries                                          (162,107.69)
                           Purchase Amounts-Warranty and Administrative Receivables                  $0.00
                           Purchase Amounts - Liquidated Receivables                                 $0.00
                           Income from investment of funds in Trust Accounts                    $13,583.67
                                                                                            ---------------
         Total Available Funds                                                                                    $9,336,488.96
                                                                                                                ================

         Amounts Payable on Distribution Date:
                           Reimbursement of Monthly Advances                                         $0.00
                           Backup Servicer Fee                                                       $0.00
                           Basic Servicing Fee                                                 $206,053.59
                           Trustee and other fees                                                    $0.00
                           Class A-1 Interest Distributable Amount                                   $0.00
                           Class A-2 Interest Distributable Amount                                   $0.00
                           Class A-3 Interest Distributable Amount                                   $0.00
                           Class A-4 Interest Distributable Amount                             $152,516.69
                           Class A-5 Interest Distributable Amount                             $851,700.00
                           Noteholders' Principal Distributable Amount                       $8,099,180.66
                           Amounts owing and not paid to Security Insurer under
                                                   Insurance Agreement                               $0.00
                           Supplemental Servicing Fees (not otherwise paid to Servicer)              $0.00
                           Spread Account Deposit                                               $27,038.01
                                                                                            ---------------
         Total Amounts Payable on Distribution Date                                                               $9,336,488.96
                                                                                                                ================



                                 Page 1 (1999-A)

II.      Available Funds

         Collected Funds (see V)
                  Payments Received                                                       $8,673,421.47
                  Liquidation Proceeds (excluding Purchase Amounts)                         $622,654.39             $9,296,075.86
                                                                                        ----------------

         Purchase Amounts                                                                                                   $0.00

         Monthly Advances
                  Monthly Advances - current Monthly Period (net)                            $26,829.43
                  Monthly Advances - Outstanding Monthly Advances
                    not otherwise reimbursed to the Servicer                                      $0.00                $26,829.43
                                                                                        ----------------

         Income from investment of funds in Trust Accounts                                                             $13,583.67
                                                                                                                   ---------------

         Available Funds                                                                                            $9,336,488.96
                                                                                                                   ===============

III.     Amounts Payable on Distribution Date

                  (i)(a)   Taxes due and unpaid with respect to the Trust (not
                           otherwise paid by OFL or the Servicer)                                                           $0.00

                  (i)(b)   Outstanding Monthly Advances (not otherwise
                           reimbursed to Servicer and to be reimbursed on the
                           Distribution Date)                                                                               $0.00

                  (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to
                           Servicer)                                                                                        $0.00

                  (ii)     Accrued and unpaid fees (not otherwise paid by OFL or
                           the Servicer):
                             Owner Trustee                                                        $0.00
                             Administrator                                                        $0.00
                             Indenture Trustee                                                    $0.00
                             Indenture Collateral Agent                                           $0.00
                             Lockbox Bank                                                         $0.00
                             Custodian                                                            $0.00
                             Backup Servicer                                                      $0.00
                             Collateral Agent                                                     $0.00                     $0.00
                                                                                        ----------------

                  (iii)(a) Basic Servicing Fee (not otherwise paid to Servicer)                                       $206,053.59

                  (iii)(b) Supplemental Servicing Fees (not otherwise paid to
                           Servicer)                                                                                        $0.00

                  (iii)(c) Servicer reimbursements for mistaken deposits or
                           postings of checks returned for insufficient funds
                           (not otherwise reimbursed to Servicer)                                                           $0.00

                  (iv)     Class A-1 Interest Distributable Amount                                                          $0.00
                           Class A-2 Interest Distributable Amount                                                          $0.00
                           Class A-3 Interest Distributable Amount                                                          $0.00
                           Class A-4 Interest Distributable Amount                                                    $152,516.69
                           Class A-5 Interest Distributable Amount                                                    $851,700.00

                  (v)      Noteholders' Principal Distributable Amount
                             Payable to Class A-1 Noteholders                                                               $0.00
                             Payable to Class A-2 Noteholders                                                               $0.00
                             Payable to Class A-3 Noteholders                                                               $0.00
                             Payable to Class A-4 Noteholders                                                       $8,099,180.66
                             Payable to Class A-5 Noteholders                                                               $0.00

                  (vii)    Unpaid principal balance of the Class A-1 Notes after
                           deposit to the Note Distribution Account of any funds
                           in the Class A-1 Holdback Subaccount
                           (applies only on the Class A-1 Final Scheduled
                           Distribution Date)                                                                               $0.00

                  (ix)     Amounts owing and not paid to Security Insurer under
                           Insurance Agreement                                                                              $0.00
                                                                                                                   ---------------

                           Total amounts payable on Distribution Date                                               $9,309,450.95
                                                                                                                   ===============



                                 Page 2 (1999-A)

IV.      Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
         Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
         Class A-1 Maturity Shortfall

         Spread Account deposit:

                             Amount of excess, if any, of Available Funds
                             over total amounts payable (or amount of such
                             excess up to the Spread Account Maximum Amount)                                          $27,038.01

         Reserve Account Withdrawal on any Determination Date:

                             Amount of excess, if any, of total amounts payable over Available
                             Funds (excluding amounts payable under item (vii) of Section III)                             $0.00

                             Amount available for withdrawal from the Reserve
                             Account (excluding the Class A-1 Holdback
                             Subaccount), equal to the difference between the
                             amount on deposit in the Reserve Account and the
                             Requisite Reserve Amount (amount on deposit in the
                             Reserve Account calculated taking into account any
                             withdrawals from or deposits to the Reserve Account
                             in respect
                             of transfers of Subsequent Receivables)                                                       $0.00

                             (The amount of excess of the total amounts payable
                             (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve
                             Account (excluding the Class A-1 Holdback
                             Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                             Amount of withdrawal, if any, from the Reserve Account                                        $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
         Scheduled Distribution Date:

                             Amount by which (a) the remaining principal balance of the
                             Class A-1 Notes exceeds (b) Available Funds after payment of
                             amounts set forth in item (v) of Section III                                                  $0.00

                             Amount available in the Class A-1 Holdback Subaccount                                         $0.00

                             (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
                             Funds (after payment of amount set forth in item
                             (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                             Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                             Amount of withdrawal, if any, from the Class A-1
                             Holdback Subaccount                                                                           $0.00

         Deficiency Claim Amount:

                             Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                             Holdback Subaccount and Available Funds                                                       $0.00

                             (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                             Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                             Amount of excess, if any, on the Distribution Date on
                             or immediately following the end of the Funding
                             Period, of (a) the sum of the Class A-1 Prepayment
                             Amount, the Class A-2 Prepayment Amount, the Class
                             A-3 Prepayment Amount, the Class A-4 Prepayment
                             Amount, the Class A-5 Prepayment Amount over
                             (b) the amount on deposit in the Pre-Funding Account                                          $0.00

         Class A-1 Maturity Shortfall:

                             Amount of excess, if any, on the Class A-1 Final Scheduled
                             Distribution Date, of (a) the unpaid principal balance of
                             the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                             Section III or pursuant to a withdrawal from the Class A-1
                             Holdback Subaccount.                                                                          $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
         Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
         A-1 Maturity Shortfall.)



                                 Page 3 (1999-A)

V.       Collected Funds

         Payments Received:
                  Supplemental Servicing Fees                                                     $0.00
                  Amount allocable to interest                                             2,622,774.61
                  Amount allocable to principal                                            6,050,646.86
                  Amount allocable to Insurance Add-On Amounts                                    $0.00
                  Amount allocable to Outstanding Monthly Advances (reimbursed to the
                    Servicer prior to deposit in the Collection Account)                          $0.00
                                                                                        ----------------

         Total Payments Received                                                                                    $8,673,421.47
         Liquidation Proceeds:
                  Gross amount realized with respect to Liquidated Receivables               704,883.50

                  Less: (i) reasonable expenses incurred by Servicer
                    in connection with the collection of such Liquidated
                    Receivables and the repossession and disposition
                    of the related Financed Vehicles and (ii) amounts
                    required to be refunded to Obligors on such Liquidated Receivables       (82,229.11)
                                                                                        ----------------

         Net Liquidation Proceeds                                                                                     $622,654.39

         Allocation of Liquidation Proceeds:
                   Supplemental Servicing Fees                                                    $0.00
                   Amount allocable to interest                                                   $0.00
                   Amount allocable to principal                                                  $0.00
                   Amount allocable to Insurance Add-On Amounts                                   $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                         $0.00                     $0.00
                                                                                        ----------------           ---------------

         Total Collected Funds                                                                                      $9,296,075.86
                                                                                                                   ===============

VI.      Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                            $0.00
                   Amount allocable to interest                                                   $0.00
                   Amount allocable to principal                                                  $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                         $0.00

         Purchase Amounts - Administrative Receivables                                                                      $0.00
                   Amount allocable to interest                                                   $0.00
                   Amount allocable to principal                                                  $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed to the
                     Servicer prior to deposit in the Collection Account)                         $0.00
                                                                                        ----------------

         Total Purchase Amounts                                                                                             $0.00
                                                                                                                   ===============

VII.     Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                 $341,892.66

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                   Payments received from Obligors                                         ($162,107.69)
                   Liquidation Proceeds                                                           $0.00
                   Purchase Amounts - Warranty Receivables                                        $0.00
                   Purchase Amounts - Administrative Receivables                                  $0.00
                                                                                        ----------------

         Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                   ($162,107.69)

         Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                  ($162,107.69)

         Remaining Outstanding Monthly Advances                                                                       $179,784.97

         Monthly Advances - current Monthly Period                                                                    $188,937.12
                                                                                                                   ---------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                   $368,722.09
                                                                                                                   ===============



                                 Page 4 (1999-A)

VIII.    Calculation of Interest and Principal Payments

A. Calculation of Principal Distribution Amount

         Payments received allocable to principal                                                                   $6,050,646.86
         Aggregate of Principal Balances as of the Accounting Date of all
           Receivables that became Liquidated Receivables
           during the Monthly Period                                                                                $2,048,533.80
         Purchase Amounts - Warranty Receivables allocable to principal                                                     $0.00
         Purchase Amounts - Administrative Receivables allocable to principal                                               $0.00
         Amounts withdrawn from the Pre-Funding Account                                                                     $0.00
         Cram Down Losses                                                                                                   $0.00
                                                                                                                   ---------------

         Principal Distribution Amount                                                                              $8,099,180.66
                                                                                                                   ===============

B. Calculation of Class A-1 Interest Distributable Amount

         Class A-1 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-1 Noteholders on such Distribution Date)                       $0.00

         Multiplied by the Class A-1 Interest Rate                                               4.9600%

         Multiplied by actual days in the period or in the case of the first
          Distribution Date, by 29/360                                                       0.08611111                     $0.00
                                                                                        ----------------

         Plus any unpaid Class A-1 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   ---------------

         Class A-1 Interest Distributable Amount                                                                            $0.00
                                                                                                                   ===============

C. Calculation of Class A-2 Interest Distributable Amount

         Class A-2 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-2 Noteholders on such Distribution Date)                       $0.00

         Multiplied by the Class A-2 Interest Rate                                                5.373%

         Multiplied by actual days in the period or in the case of the first
           Distribution Date, by 29/360                                                      0.08611111                     $0.00
                                                                                        ----------------

         Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                --
                                                                                                                   ---------------

         Class A-2 Interest Distributable Amount                                                                            $0.00
                                                                                                                   ===============

D. Calculation of Class A-3 Interest Distributable Amount

         Class A-3 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-3 Noteholders on such Distribution Date)                       $0.00

         Multiplied by the Class A-3 Interest Rate                                                5.750%

         Multiplied by 1/12 or in the case of the first Distribution Date, by 28/360         0.08333333                     $0.00
                                                                                        ----------------

         Plus any unpaid Class A-3 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   ---------------

         Class A-3 Interest Distributable Amount                                                                            $0.00
                                                                                                                   ===============

E. Calculation of Class A-4 Interest Distributable Amount

         Class A-4 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-4 Noteholders on such Distribution Date)              $30,811,453.02

         Multiplied by the Class A-4 Interest Rate                                                5.940%

         Multiplied by 1/12 or in the case of the first Distribution Date, by 28/360         0.08333333               $152,516.69
                                                                                        ----------------

         Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   ---------------

         Class A-4 Interest Distributable Amount                                                                      $152,516.69
                                                                                                                   ===============



                                 Page 5 (1999-A)

F. Calculation of Class A-5 Interest Distributable Amount

         Class A-5 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
           of principal to Class A-5 Noteholders on such Distribution Date)             $167,000,000.00

         Multiplied by the Class A-5 Interest Rate                                                6.120%

         Multiplied by 1/12 or in the case of the first Distribution Date, by 28/360         0.08333333               $851,700.00
                                                                                        ----------------

         Plus any unpaid Class A-5 Interest Carryover Shortfall                                                             $0.00
                                                                                                                   ---------------

         Class A-5 Interest Distributable Amount                                                                      $851,700.00
                                                                                                                   ===============


G. Calculation of Noteholders' Interest Distributable Amount

         Class A-1 Interest Distributable Amount                                                  $0.00
         Class A-2 Interest Distributable Amount                                                  $0.00
         Class A-3 Interest Distributable Amount                                                  $0.00
         Class A-4 Interest Distributable Amount                                            $152,516.69
         Class A-5 Interest Distributable Amount                                            $851,700.00

         Noteholders' Interest Distributable Amount                                                                 $1,004,216.69
                                                                                                                   ===============

H. Calculation of Noteholders' Principal Distributable Amount:

         Noteholders' Monthly Principal Distributable Amount:

         Principal Distribution Amount                                                    $8,099,180.66

         Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
           Amount, the initial principal balance of the Class A-2 Notes over the
           Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding
           Distribution Date minus that portion of the Principal Distribution
           Amount applied to retire the Class A-1 Notes and (iii) for each
           Distribution Date thereafter, outstanding principal balance of the
           Class A-2 Notes on the Determination Date over the Aggregate
           Principal Balance (plus any funds remaining on deposit in the
           Pre-Funding Account) as of the Accounting Date for the preceding
            Distribution Date)                                                                   100.00%            $8,099,180.66
                                                                                        ----------------

         Unpaid Noteholders' Principal Carryover Shortfall                                                                  $0.00
                                                                                                                   ---------------

         Noteholders' Principal Distributable Amount                                                                $8,099,180.66
                                                                                                                   ===============

I. Application of Noteholders' Principal Distribution Amount:

         Amount of Noteholders' Principal Distributable Amount payable to Class
         A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
         until the principal balance of the Class A-1 Notes is reduced to zero)                                             $0.00
                                                                                                                   ===============

         Amount of Noteholders' Principal Distributable Amount payable to Class
         A-2 Notes (no portion of the Noteholders' Principal Distributable
         Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the
         entire Noteholders' Principal Distributable Amount)                                                        $8,099,180.66
                                                                                                                   ===============



                                 Page 6 (1999-A)

IX.      Pre-Funding Account

         A. Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account as of the preceding
           Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                            $0.00
                                                                                                                   ---------------
                                                                                                                            $0.00
                                                                                                                   ===============

         Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
           Transfer Date (an amount equal to (a) $0 (the aggregate Principal
           Balance of Subsequent Receivables transferred to the Trust) plus (b)
           $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
           Pre-Funded Amount after giving effect to transfer of
           Subsequent Receivables (ii) $0))                                                                                 $0.00

         Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1999 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has
           been reduced to $100,000 or less as of the Distribution Date (see B below)                                       $0.00
                                                                                                                   ---------------

         Amount remaining on deposit in the Pre-Funding Account after
           Distribution Date
                                                                                                  $0.00
                                                                                        ----------------
                                                                                                                            $2.01
                                                                                                                   ===============


         B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the
           Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period or the
           Pre-Funded Amount being reduced to $100,000 or less on any
           Distribution Date                                                                                                $0.00


         Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00

         Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00

         Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
           Distribution Date)                                                                                               $0.00


         C. Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                                       $0.00
         Class A-2 Prepayment Premium                                                                                       $0.00
         Class A-3 Prepayment Premium                                                                                       $0.00
         Class A-4 Prepayment Premium                                                                                       $0.00
         Class A-5 Prepayment Premium                                                                                       $0.00



                                 Page 7 (1999-A)

X.       Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class A-1
           Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
           Class A-5 Notes,

         Product of (x) weighted average of the Class A-1, A-2, A-3, A-4, and A-5
         Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and A-5
         principal balance), divided by 360                                                      5.7076%
         (y) (the Pre-Funded Amount on such Distribution Date)                                     0.00
         (z) (the number of days until the May 1999 Distribution Date))                               0
                                                                                                                            $0.00
         Less the product of (x) 2.5% divided by 360,                                              2.50%
         (y) the Pre-Funded Amount on such Distribution Date and,                                  0.00
         (z) the number of days until the May 1999 Distribution Date                                  0                     $0.00
                                                                                                                   ---------------


         Requisite Reserve Amount                                                                                           $0.00
                                                                                                                   ===============

         Amount on deposit in the Reserve Account (other than the Class A-1
           Holdback Subaccount) as of the preceding Distribution Date or, in the
           case of the first Distribution Date, as of the Closing Date                                                      $0.00


         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
           Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
           Account in respect of transfers of Subsequent Receivables)                             $0.00


         Less: the excess, if any, of the amount on deposit in the Reserve
           Account (other than the Class A-1 Holdback Subaccount) over the
           Requisite Reserve Amount (and amount withdrawn from the Reserve
           Account to cover the excess, if any, of total amounts payable over
           Available Funds, which excess is to be transferred by the Indenture
           Trustee from amounts withdrawn from the Pre-Funding Account in
           respect of transfers of Subsequent Receivables)                                        $0.00


         Less: withdrawals from the Reserve Account (other than the Class A-1
           Holdback Subaccount) to cover the excess, if any, of total amount
           payable over Available Funds (see IV above)                                                                      $0.00
                                                                                                                   ---------------

         Amount remaining on deposit in the Reserve Account (other than the
           Class A-1 Holdback Subaccount) after the Distribution Date                                                       $0.00
                                                                                                                   ===============

XI.      Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the
           Closing Date, as applicable,                                                                                     $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
           Original Pool Balance after giving effect to the transfer of
           Subsequent Receivables on the Distribution Date or on a Subsequent
           Transfer Date preceding the Distribution Date))                                                                      0


         Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
           to cover a Class A-1 Maturity Shortfall (see IV above)                                                           $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
           Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be
           released by the Indenture Trustee)                                                                               $0.00
                                                                                                                   ---------------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                          $0.00
                                                                                                                   ===============



                                 Page 8 (1999-A)

XII.     Calculation of Servicing Fees

         Aggregate Principal Balance as of the first day of the Monthly Period  $197,811,451.01
         Multiplied by Basic Servicing Fee Rate                                            1.25%
         Multiplied by months per year                                               0.08333333
                                                                                 ---------------

         Basic Servicing Fee                                                                       $206,053.59

         Less: Backup Servicer Fees                                                                      $0.00

         Supplemental Servicing Fees                                                                     $0.00
                                                                                                   ------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $206,053.59
                                                                                                                   ===============

XIII.    Information for Preparation of Statements to Noteholders

            a.    Aggregate principal balance of the Notes as of first day of Monthly Period
                               Class A-1 Notes                                                                              $0.00
                               Class A-2 Notes                                                                              $0.00
                               Class A-3 Notes                                                                              $0.00
                               Class A-4 Notes                                                                     $30,811,453.02
                               Class A-5 Notes                                                                    $167,000,000.00

            b.    Amount distributed to Noteholders allocable to principal
                               Class A-1 Notes                                                                              $0.00
                               Class A-2 Notes                                                                              $0.00
                               Class A-3 Notes                                                                              $0.00
                               Class A-4 Notes                                                                      $8,099,180.66
                               Class A-5 Notes                                                                              $0.00

            c.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                               Class A-1 Notes                                                                              $0.00
                               Class A-2 Notes                                                                              $0.00
                               Class A-3 Notes                                                                              $0.00
                               Class A-4 Notes                                                                     $22,712,272.36
                               Class A-5 Notes                                                                    $167,000,000.00

            d.    Interest distributed to Noteholders
                               Class A-1 Notes                                                                              $0.00
                               Class A-2 Notes                                                                              $0.00
                               Class A-3 Notes                                                                              $0.00
                               Class A-4 Notes                                                                        $152,516.69
                               Class A-5 Notes                                                                        $851,700.00

            e.    1. Class A-1 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                             $0.00
                  2. Class A-2 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                             $0.00
                  3. Class A-3 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                             $0.00
                  4. Class A-4 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                             $0.00
                  5. Class A-5 Interest Carryover Shortfall, if any (and
                     change in amount from preceding statement)                                                             $0.00

            f.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                  1. Reserve Account                                                                   $0.00
                  2. Class A-1 Holdback Subaccount                                                     $0.00
                  3. Claim on the Note Policy                                                          $0.00

            g.    Remaining Pre-Funded Amount                                                                               $2.01

            h.    Remaining Reserve Amount                                                                                  $0.00

            i.    Amount on deposit on Class A-1 Holdback Subaccount                                                        $0.00

            j.    Prepayment amounts
                               Class A-1 Prepayment Amount                                                                  $0.00
                               Class A-2 Prepayment Amount                                                                  $0.00
                               Class A-3 Prepayment Amount                                                                  $0.00
                               Class A-4 Prepayment Amount                                                                  $0.00
                               Class A-5 Prepayment Amount                                                                  $0.00

            k.    Prepayment Premiums
                               Class A-1 Prepayment Premium                                                                 $0.00
                               Class A-2 Prepayment Premium                                                                 $0.00
                               Class A-3 Prepayment Premium                                                                 $0.00
                               Class A-4 Prepayment Premium                                                                 $0.00
                               Class A-5 Prepayment Premium                                                                 $0.00

            l.    Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                    paid by the Trustee on behalf of the Trust                                                        $206,053.59

            m.    Note Pool Factors (after giving effect to distributions on the
                    Distribution Date)
                               Class A-1 Notes                                                                         0.00000000
                               Class A-2 Notes                                                                         0.00000000
                               Class A-3 Notes                                                                         0.00000000
                               Class A-4 Notes                                                                         0.21630736
                               Class A-5 Notes                                                                         1.00000000




                                 Page 9 (1999-A)

XVI.     Pool Balance and Aggregate Principal Balance

               Original Pool Balance at beginning of Monthly Period                                               $549,999,997.99
               Subsequent Receivables                                                                                          --
                                                                                                                  ----------------
               Original Pool Balance at end of Monthly Period                                                     $549,999,997.99
                                                                                                                  ================

               Aggregate Principal Balance as of preceding Accounting Date                                        $197,811,451.01
               Aggregate Principal Balance as of current Accounting Date                                          $189,712,270.35



           Monthly Period Liquidated Receivables                             Monthly Period Administrative Receivables

                   Loan #                 Amount                                 Loan #                         Amount
                   ------                 ------                                 ------                         ------
     see attached listing            $2,048,533.80                 see attached listing                             --
                                             $0.00                                                               $0.00
                                             $0.00                                                               $0.00
                                     --------------                                                              ------
                                     $2,048,533.80                                                               $0.00
                                     ==============                                                              ======


XVIII.   Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all or any
           portion of a Scheduled Payment as of the Accounting Date                       15,543,254.83

         Aggregate Principal Balance as of the Accounting Date                          $189,712,270.35
                                                                                        ----------------

         Delinquency Ratio                                                                                             8.19306774%
                                                                                                                   ===============






         IN WITNESS WHEREOF, I, Cindy A. Barmeier, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                              ARCADIA FINANCIAL LTD.

         By:                                  By:
            -----------------------------        -------------------------------

         Name: Daniel Radev                   Name: Cindy A. Barmeier
              ---------------------------          -----------------------------
         Title: Assistant Secretary           Title: Assistant Vice President
               --------------------------           ----------------------------




                                Page 10 (1999-A)